Filed Pursuant to Rule 497(e)

Registration No. 033-40771

COMSTOCK FUNDS, INC.

COMSTOCK CAPITAL VALUE FUND (the “Fund”)

Supplement dated October 21, 2014, to the Fund’s Summary Prospectuses and

Prospectuses for Class A Shares, Class C Shares, Class R Shares, and Class AAA Shares

and Statement of Additional Information

dated August 28, 2014

Martin Weiner, CFA, the co-portfolio manager of the Fund, passed away on October 16, 2014. Accordingly, effective immediately, Mr. Weiner is no longer a co-portfolio manager of the Fund. All references to Mr. Weiner as portfolio manager in the Fund’s Prospectuses and Statement of Additional Information are deleted.

Charles L. Minter will continue to be portfolio manager of the Fund.

There are no other changes to the management of the Fund other than as described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE